Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Lease Commitments
We lease facilities and equipment under operating lease arrangements expiring in various years through an indefinite period of time. Certain rental commitments provide for escalating rental payments or have renewal options extending through various years. Certain facility and equipment leases constitute capital leases expiring in various years through 2018. The accompanying consolidated financial statements include the assets and liabilities arising from these capital lease obligations. Rent expense under operating lease agreements was $20.3 million, $17.9 million and $13.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.
Minimum future obligations under capital and operating leases at December 31, 2011 are as follows:

(in thousands)	Capital Leases	Operating Leases
2012	$5,384	$15,879
2013	5,307	12,067
2014	5,196	9,316
2015	5,178	6,905
2016	3,922	4,763
Thereafter	2,802	3,018
	27,789	$51,948
Less: Amount representing interest	(4,287)
	23,502
Less: Current portion	(4,006)
Long-term portion	$19,496

Licensing and Purchase Commitments
We have licensing agreements with companies, universities and individuals, some of which require certain up-front payments. Royalty payments are required on net product sales ranging from one to 25 percent of covered products or based on quantities sold. Several of these agreements have minimum royalty requirements. The accompanying consolidated financial statements include accrued royalties relating to these agreements in the amount of $25.7 million and $16.4 million at December 31, 2011 and 2010, respectively. Royalty expense relating to these agreements amounted to $43.3 million, $45.7 million, and $47.2 million for the years ended December 31, 2011, 2010 and 2009, respectively. Royalty expense is primarily recorded in cost of sales, with a small portion recorded as research and development expense depending on the use of the technology under license. Some of these agreements also have minimum raw material purchase requirements and requirements to perform specific types of research.
At December 31, 2011, we had commitments to purchase goods or services, and for future minimum guaranteed royalties. They are as follows:

(in thousands)	Purchase Commitments	License & Royalty Commitments
2012	$54,686	$1,600
2013	25,556	1,122
2014	496	1,222
2015	—	1,222
2016	—	1,222
Thereafter	—	3,388
	$80,738	$9,776

Contingent Consideration Commitments
Pursuant to the purchase agreements for certain acquisitions, as discussed more fully in Note 4, we could be required to make additional contingent cash payments totaling up to $103.1 million based on the achievement of certain revenue and operating results milestones as follows: $26.5 million in 2012, $11.1 million in 2013, $12.3 million in 2014, $4.7 million in 2015, $6.4 million in 2016, and $42.1 million, payable in any 12-month period from now until 2016 based on the accomplishment of certain revenue targets, the launch of certain products or the grant of certain patent rights. Of the $103.1 million total contingent obligation, approximately $39.8 million is accrued as of December 31, 2011. We reassessed the fair value of the contingent consideration as of December 31, 2011 the result of which was not materially different from the fair value determined as of the date of the acquisitions.

Employment Agreements
Certain of our employment contracts contain provisions which guarantee the payments of certain amounts in the event of a change in control, as defined in the agreements, or if the executive is terminated for reasons other than cause, as defined in the agreements. At December 31, 2011, the commitment under these agreements totaled $19.2 million.
Contingencies
In the ordinary course of business, we provide a warranty to customers that our products are free of defects and will conform to published specifications. Generally, the applicable product warranty period is one year from the date of delivery of the product to the customer or of site acceptance, if required. Additionally, we typically provide limited warranties with respect to our services. From time to time, we also make other warranties to customers, including warranties that our products are manufactured in accordance with applicable laws and not in violation of third-party rights. We provide for estimated warranty costs at the time of the product sale. We believe our warranty reserves as of December 31, 2011 and 2010 appropriately reflect the estimated cost of such warranty obligations.
Preacquistion Contingencies
In connection with certain acquisitions, amounts were paid into escrow accounts to cover preacquistion contingencies assumed in the acquisition. The escrow amounts expected to be claimed by QIAGEN are recorded as an asset in prepaid and other expenses and amount to $7.0 million as of December 31, 2011 ($27.0 million as of December 31, 2010). In addition, we have recorded $6.2 million for preacquistion contingencies as a liability under accrued and other liabilities as of December 31, 2011 ($28.7 million as of December 31, 2010).
Litigation
From time to time, QIAGEN may be party to legal proceedings incidental to its business. As of December 31, 2011, certain claims, suits or legal proceedings arising out of the normal course of business have been filed or were pending against QIAGEN or its subsidiaries. These matters have arisen in the ordinary course and conduct of business, as well as through acquisition. Although it is not possible to predict the outcome of such litigation, based on the facts known to QIAGEN and after consultation with legal counsel, management believes that such litigation will not have a material adverse effect on QIAGEN’s financial position or results of operations.
QIAGEN Sciences, Inc. v. Operon Biotechnologies, Inc.
On July 2, 2009, Operon Biotechnologies, Inc. (Operon) commenced arbitration against QIAGEN Sciences, Inc. asserting a breach of a supply agreement between the parties and seeking monetary damages. Operon asserted that QIAGEN failed to comply with the preferred supplier provisions of the agreement and that this breach caused damages, including lost profits. QIAGEN denied the allegations and asserted counterclaims. The dispute was submitted to an arbitration panel and in June 2011 the arbitration panel concluded in favor of QIAGEN on all claims. As a result, in 2011, Operon paid QIAGEN approximately $2.1 million for past-due receivables, interest and legal fees.
Cybeles Life Science Consulting (Claimant) vs. Research Biolabs Ptd. Ltd. (Respondent)

On August 18, 2010, Cybeles Life Science Consulting (Cybeles) initiated an arbitration proceeding against QIAGEN's Singaporean affiliate Research Biolabs Pte. Ltd. (Research Biolabs) in the Swiss Chambers' Court of Arbitration and Mediation. The Notice of Arbitration alleged breaches of the distribution agreement between the parties, and claimed loss and damage in the amount of approximately $1.3 million. Research Biolabs considers the complaint as not justified and will continue to vigorously defend the claim.